UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2003

TECHNOLOGY SOLUTIONS COMPANY
(Exact name of Registrant as specified in its charter)

Incorporated in the State of Delaware
Commission File Number 0–19433
Employer Identification No. 36-3584201

205 North Michigan Avenue
Suite 1500
Chicago, Illinois 60601
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 228-4500

SIGNATURE
Press Release, dated June 23, 2003

ITEM 5. OTHER EVENTS

On June 23, 2003, Technology Solutions Company issued a press release announcing business and organization changes. The press release is filed as an exhibit to this current report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits. The following exhibit is filed with this report:

Exhibit 99.1 — Text of Press Release, dated June 23, 2003, titled TSC Announces Business and Organization Changes, New Leadership Team; Enhanced Focus on Core Strengths.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY

Date: June 24, 2003	By:	/s/ TIMOTHY P. DIMOND Timothy P. Dimond Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated June 23, 2003, titled TSC Announces Business and Organization Changes, New Leadership Team; Enhanced Focus on Core Strengths.